EXHIBIT 10.4.4

NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR EXECUTIVES

(As Restated Effective January 1, 2018)

ADOPTION AGREEMENT

(Updated Form January 1, 2020)

This Adoption Agreement is the companion document that allows an employer to sponsor and adopt the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives (the “Plan”).  Each Employer named below hereby adopts the Plan through this Adoption Agreement (the “Adoption Agreement”), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto.

In completing this Adoption Agreement, if additional space is required, insert additional sheets.

Adoption Agreement Contents

Page

Option 1 Employer(s) Adopting Plan1

Option 2 General Plan Information1

Option 3 Status of Plan and Effective Date(s)2

Option 4 Definitions and Other Optional Provisions3

Option 5 Employer Contributions8

Option 6 Vesting10

Option 7 Retirement Dates11

Option 8 Time and Form of Payments12

Option 9 Hardship Withdrawals 15

Option 10 Participant Deemed Investment Direction15

(804) 843-2360
1.EMPLOYER(S) ADOPTING PLAN.
(a)Name of Plan Sponsor: C&F Financial Corporation	(b)Plan Sponsor’s Telephone Number: (804) 843-2360
(c)Address of Plan Sponsor:	(d)Plan Sponsor’s EIN: 54-1680165
PO Box 391 West Point, VA 23181	(e)Plan Sponsor’s Tax Year End: 12/31

(f)Other Participating Employers Adopting the Plan:

☒(1)All Affiliates are automatically participating Employers in the Plan, except for the following:  __________________________________________________________________________________________________________________________________________________________________________.

☐(2)Each participating Employer is listed individually on the attachment captioned “List of Participating Employers,” which shall be updated as needed from time to time in compliance with ARTICLE XV of the basic plan document.

2.GENERAL PLAN INFORMATION.
(a)Name of Plan: C&F Financial Corporation Deferred Compensation Plan for Executives (formerly known as VBA Executive Deferred Compensation Plan for C&F Financial Corporation
(b) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

3.STATUS OF PLAN AND EFFECTIVE DATE(S).
(a)Effective Date of Plan: The Effective Date of the Plan is January 1, 1998.

(b)Plan Status.  The adoption of the Plan through this Adoption Agreement is:

☐(1)Initial Establishment.  The initial adoption and establishment of the Plan.

☒(2)Restated Plan.  An amendment and restatement of the Plan (a Restated Plan).

(A)

Effective Date of this Restatement.  The Effective Date of this Restatement is January 1, 2020.

(B)Prior Plan.  The Plan was last maintained under document dated January 1, 2018 and was known as the C&F Financial Corporation Deferred Compensation Plan for Executives                                             .

(C)

409A Transitional Provisions (grandfathering election):

☐Election NOT to Grandfather Pre-January 1, 2005 Vested Balances.  If this Option is elected, all Deferral Accounts shall be subject to the rules set forth in the post-December 31, 2004 restatements.

If the Option is not elected, the Deferral Accounts attributable to transfers from predecessor plans prior to December 31, 2004 and contributions that are vested as of December 31, 2004 shall be segregated from the Deferral Accounts attributable to contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005.  The terms of the Plan in effect on and after January 1, 2005 shall only apply to transfers and contributions that are not vested as of December 31, 2004 and to contributions and transfers made on and after January 1, 2005.

☐(3)Special or Other Transitional Provisions.  [Use attachment if additional space is needed]

[Enter any special provisions including alternate definitions or other transitional provisions relating to any Predecessor Plan Account and the Plan as restated]

☐(c)If elected, this Plan is intended to be paired with a qualified cash or deferred arrangement as described in subparagraph 3.1(d) of the basic plan document.

If Elected – Name of the paired plan

4.DEFINITIONS AND OTHER OPTIONAL PROVISIONS.
(a) Compensation Paragraph 1.10	Compensation is used throughout the basic plan document for different purposes. The following specific rules apply.

(1)

General Definition.  The Compensation definition in paragraph 1.10 of the basic plan document is modified as follows:

(A)Salary.  Base salary and base wages subject to the following modifications or limitations:

[Consider whether to fix the date for determining Salary.  Consider whether to revise to exclude reductions for 401(k) and cafeteria plan contributions.  Other revisions may be desired.]

(B)Discretionary or Other Bonus.  All discretionary or other Bonuses unless otherwise provided:

[List excluded bonus or incentive programs.  The Plan Sponsor may elect a Special Deferral Election Period for Performance-Based Compensation.]

(2)

Specific Definitions.  When used with respect to each type of contribution under the Plan, Compensation shall include:

(A)Employee Deferral Contributions.  [Check all that apply]

☐(a)Salary.

☐(b)Bonuses.

☐(c)Commissions

☐(d)Other.  ____________________________________

[Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises.   Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.]

(B)Employer Non-Elective Contributions.  [Check all that apply]

☐(a)Salary.

☐(b)Bonuses.

☐(c)Commissions

☐(d)Other.  ____________________________________

[Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises.   Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.]

(C)Employer Matching Contributions.  [Check all that apply]

☐(a)Salary.

☐(b)Bonuses.

☐(c)Commissions

☐(d)Other.  ____________________________________

[Describe – In defining Compensation for deferral purposes, please note that elections to defer compensation generally must be made in the year prior to performance period for which the right to the compensation arises.   Plan Sponsors should consult with counsel in determining the types of compensation and any special timing rules.]

(b)Eligible EmployeeEligible Employee shall mean only the following:

Paragraph 1.17

☐(1)Determination by Board.  Any individual who is designated as an Eligible Employee by resolution of the ☒ Plan Sponsor’s    ☐ Employer’s Board.  A copy of the resolution shall be attached to and incorporated by reference into the Plan.

☐(2)Determination by CEO.  Any individual who is designated in writing as an Eligible Employee by resolution of the ☒ Plan Sponsor’s  ☐ Employer’s Chief Executive Officer.  A copy of the Chief Executive Officer’s designation shall be attached to and incorporated by reference into the Plan.

☐(3)Determined by Classification or Grade.  Any individual who is classified under the Employer’s personnel practices and policies as employed in the following grades or classifications:

[List executive classification to be included in plan coverage]

☐(4)Determined by Position or Title.  Any individual who is employed in the following positions with the Employer:

        [List the executive positions to be included in plan coverage]

(c)Plan Year Paragraph 1.24

In the case of a Restated Plan which prior to the Effective Date of this Restatement was maintained on the basis of a Plan Year beginning on a date other than January 1, the Plan Year shall begin on           , ____ and end on    , ______, with the short Plan Year beginning on      , _______ and ending on December 31, ________.  Thereafter, the Plan Year shall be the 12-month period beginning each January 1.

(d)Effective Date of Coverage Paragraph 2.1	The effective date of coverage for an Eligible Employee shall be [Check one]

☐(1)Immediate.  The first day of the first payroll period beginning on or after the date the individual became an Eligible Employee.

☐(2)Monthly.  The first day of the first payroll period beginning on or after the first day of _________  [Complete with 1st, 2nd, or other] month next following the date the individual became an Eligible Employee.

☐(3)Semi-Annually.  The first day of the Plan Year or the first day of the seventh month of the Plan Year on or next following the date the individual became an Eligible Employee.

☒(4)Annually.  The first day of the Plan Year on or next following the date the individual became an Eligible Employee.

☒ (e)Special Election Period for Performance-Based Compensation Subparagraph 3.2(d)

If this Option is elected, the Plan Sponsor may permit Eligible Employees to make Deferred Compensation Elections with respect to Performance-Based Compensation prior to the annual filing deadline established by the Administrator which deadline shall be no later than six (6) months prior to the end of the period for which such Bonus is earned, as described in subparagraph 3.2(d) of the basic plan document.

Otherwise, except for new participants, all Deferred Compensation Elections for all Bonuses must be made prior to the annual filing deadline established by the Administrator, which deadline shall be no later than the end of the calendar year or end of the Plan Sponsor’s fiscal year, immediately preceding the applicable year to which the Bonus relates.

In order to be Performance-Based Compensation, (i) the Bonus must be earned over a period of at least twelve (12) months, (ii) the Bonus must be based on pre-

established organizational or individual performance criteria for which the outcome is substantially uncertain at the time of establishment, (iii) such criteria are established in writing no later than ninety (90) days after the beginning of the period of service to which the Bonus and performance relate, and (iv) such criteria are not substantially certain to be met at the time established.  See more specific definition in Treas. Reg. 1.409A-1(e).

☒ (f)Cancellation of Deferred Compensation Election For Disability Paragraph 3.5

If this Option is elected, the Plan Sponsor:

☐(1)Mandatory Cancellation.  Will cancel the Deferred Compensation Election of an Eligible Employee who experiences a Disability as defined in subparagraph 3.5(b).

☒(2)Optional Cancellation.  May permit an Eligible Employee who experiences a Disability as defined in subparagraph 3.5(b) to cancel his Deferred Compensation Election.

If this Option is not selected, no cancellation will be required or permitted upon the occurrence of a Disability.

(g)Rules Relating to “Specified Employee” Delay Subparagraph 9.1(c)	For purposes of applying the 6-month delay required by Section 409A for a Participant who is a “specified employee” (i.e., a “key employee” of any publicly-traded company):

(1)

Specified Employee Identification Date.  Specified employees shall be identified in the following manner:  [Check one of the following and complete, if applicable]

☐(A)Established By Board Action or Other Document of Plan Sponsor.  The identification date and its effective date shall be established by the Plan Sponsor through the document set forth below, which may be an action of its Board or other written document:              [Describe document establishing specified employee identification date]

☒(B)Default Dates in Regulations.  The identification date shall be December 31 and effective for distributions to be made during the 12-month period beginning on or after the following April 1, as provided in Treas. Reg. 1.409A-1(i).

☐(C)Alternative Identification Date.  The identification date shall be _________________ (identification date) and effective for distributions to be made during the 12-month period beginning on or after the following __________________ [enter date not later than the first day of the 4th month following the identification date]

The Specified Employee Identification Date must be the same date for all deferred compensation plans, programs, and agreements of the Plan Sponsor and its Affiliates.

(2)

Compensation to be Used in Determining Specified Employees.  Specified employees are (A) the 50 highest paid officers (or if less, the greater of 3 or 10% of employees) with compensation in excess of $175,000 (for 2017) (as adjusted from time to time), (B) 1% owners with compensation in excess of $150,000, or (C) 5% owners.  The definition of compensation for this purpose shall be determined in the following manner:  [Check one of the following and complete, if applicable]

☐(A)Board Action or Other Document of Plan Sponsor.  The compensation used to identify specified employees shall be established by the Plan Sponsor though the document set forth below which may be an action of its Board or other written document that applies to all deferred compensation plans, programs, and agreements of the Plan Sponsor and its Affiliates.                [Describe document establishing compensation definition]

☒(B)VBA Plan.  The compensation used to identify specified employees shall be the Total Compensation definition elected under the VBA Plan.

☐(C)Alternative Compensation Definition.  The compensation used to determine specified employees shall be determined in the following manner              [Describe the document establishing compensation definition or describe compensation based on an acceptable definition under Section 415 of the Code]

(3)

Payment Rules Following Required Delay Period.  Upon the expiration of the required 6-month delay:  [Check one of the following]

☐(A)Catch-Up Missed Payments.  Payments to which a specified employee would otherwise have been entitled during the 6-month delay will be accumulated and paid on the first day of the 7th month following the date of Separation from Service for reasons other than death.

☐(B)Each Payment Delayed.  Each payment to which a specified employee would otherwise have been entitled during the 6-month delay will be delayed for 6 months.

☐ (h)Rules Relating to Final Check of Year

If this Option is elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the taxable year in which the payroll period began.

If this Option is not elected, Compensation payable after the last day of the calendar year solely for services performed during the final payroll period which contains the last day of the year will be treated as Compensation for services performed in the subsequent taxable year in which the payment is made.

Any change in election relating to the final check of the Participant’s taxable year may not be effective for 12 months from the date the amendment is adopted and executed.

5.EMPLOYER CONTRIBUTIONS.

(a)Employer ContributionsThe following contributions by the Employer are elected:

Paragraph 4.1

☐(1)None.  Employer contributions are not permitted.

☒(2)Employer Non-Elective Contribution.

(A)Amount.  Each Employer shall make an Employer Non-Elective Contribution for each Plan Year in such amount, if any, which the Employer shall determine.

☐(i)Flexible Formula - Such amount, if any, which the Board of the Employer shall determine by resolution.

☐(ii)Compensation Formula - ______% [Insert percentage] of the Compensation for such Plan Year, plus any additional amount that the Board of the Employer shall determine by resolution.

☐(iii)Fixed Amount - $     [Insert amount], plus any additional amount that the Board of the Employer shall determine by resolution.

☒(iv)Other -    See Attachment

(B)Participants Entitled to Employer Non-Elective Contribution.  The Employer Non-Elective Contribution shall be allocated to the Employer Non-Elective Deferral Account of Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]

☐(i)Are employed as Eligible Employees for at least ___________________ [Insert number of months] full calendar months in such Plan Year.

☐(ii)Are Eligible Employees at any time during such Plan Year.

☐(iii)Are Eligible Employees on the last day of such Plan Year.

☐(iv)If they died while Eligible Employees or retired on a Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one]

☐(a)But only if they are employed as an Eligible Employee for at least    [Insert number of months] full calendar months in such Plan Year.

☐(b)Regardless of the number of months employed during such Plan Year.

☒(v)Other - :  See Attachment

☐(3)Employer Matching Contributions.

(A)

Amount.  Each Employer shall make an Employer Matching Contribution for each Plan Year in an amount equal to the following percentage(s) of each Participant’s Deferral Contribution for such Plan Year [Check one]

☐(i)Straight Percentage - ______% [Insert percentage] of his Compensation contributed to the Plan (up to a maximum of ______% of such Compensation).

☐(ii)Contribution Weighted Percentages - ______% [Insert percentage] of the first ______% [Insert percentage] of his Compensation contributed to the Plan and ______% of his Compensation contributed to the Plan (up to a maximum of ______% of such Compensation).

☒(iii)Other - :  See Attachment

(B)Participants Entitled to Employer Matching Contribution.  The Employer Matching Contribution shall be allocated to the Employer Matching Deferral Account of Participants who [Select applicable provisions which shall apply conjunctively unless otherwise noted]

☐(i)Are employed as an Eligible Employee for at least ________ [Insert number of months] full calendar months in such Plan Year.

☐(ii)Are Eligible Employees at any time during such Plan Year.

☒(iii)Are Eligible Employees on the last day of such Plan Year.

☒(iv)If they died while an Eligible Employee or retired on a Disability, Early, Normal or Delayed Retirement Date while an Eligible Employee during such Plan Year [Check one]

☐(a)But only if they are employed as an Eligible Employee for at least _____ [Insert number of months] full calendar months in such Plan Year.

☒(b)Regardless of the number of months employed during such Plan Year.

☐(v)Other - :

6.VESTING.

(a)Vesting ScheduleThe following vesting schedule shall apply to the Employer Deferral Account

Paragraphs 6.2 and 6.3[Check one, and complete where applicable]

☒(1)Employer Non-Elective Deferral Account.  The following vesting schedule shall apply to the Employer Non-Elective Deferral Account [Check one, and complete where applicable]

☒(A)Apply Rules Described in Qualified Plan.  A Participant is vested in his Employer Non-Elective Deferral Account under the Plan in the same manner and applying the same rules applicable to employer profit sharing or other non-matching contributions under the following qualified retirement plan maintained by the Employer:  401(k) Plan (as defined in the attachment

☐(B)Always 100% Vested.  A Participant shall always have a non-forfeitable right to 100% of his Employer Non-Elective Deferral Account.

☒(C)Other Applicable Rules.  A Participant shall be vested in his Employer Non-Elective Deferral Account in accordance with the following rules:  See attachment for vesting in Employer Deferral Account SERP subaccount and Cash Balance Subaccount

[Describe vesting provisions, including automatic vesting

provisions, applicable schedule and rules for counting service]

☒(2)Employer Matching Deferral Account.  The following vesting schedule shall apply to the Employer Matching Deferral Account [Check one, and complete where applicable]

☒(A)Apply Rules Described in Qualified Plan.  A Participant is vested in his Employer Matching Deferral Account under the Plan in the same manner and applying the same rules applicable to matching contributions made under the following qualified retirement plan maintained by the

Employer:401(k) Plan as defined in the attachment

☐(B)Always 100% Vested.  A Participant shall always have a non-forfeitable right to 100% of his Employer Matching Deferral Account.

☐(C)Other Applicable Rules.  A Participant shall be vested in his Employer Matching Deferral Account in accordance with the following rules:

[Describe vesting provisions, including automatic vesting

provisions, applicable schedule and rules for counting service]

7.RETIREMENT DATES.
(a)Normal Retirement Date Paragraph 8.1	A Participant’s Normal Retirement Date shall be the day the Participant reaches age 65 .
(b)Early Retirement Date Paragraph 8.3	[Select and complete applicable provision(s)]
☒(1)None. ☐(2)No age requirement. ☐(3)Age requirement of years. ☐(4)No service requirement. ☐(5)Service requirement of years of continuous full-time service with the Employer.

(c)Disability Retirement Date[Select and complete applicable provision(s)]

Paragraph 8.4

☒(1)No age requirement.

☐(2)Age requirement of     years.

☒(3)No service requirement.

☐(4)Service requirement of     years of continuous full-time service with the Employer.

8.TIME AND FORM OF PAYMENTS.
(a)Time of Payment Paragraph 9.1

The Employer Non-Elective Deferral Account shall be paid on the Participant’s Separation from Service.  The Benefit Commencement Date for all other benefits will be determined as follows:

[Check one, and complete where applicable]

☐(1)Selected By Plan Sponsor.  The Plan Sponsor selects the following time of payment:  [Select one]

☐(A)Normal Retirement Date.  The later of the Participant’s Normal Retirement Date under the Plan or his Separation from Service (for reasons other than death).

☐(B)Separation from Service.  The Participant’s Separation from Service for whatever reason.

☐(C)Six Months Following Separation from Service.  Six months following the Participant’s Separation from Service (for reasons other than death).

If elected here [  ], the Plan Sponsor elects for payment to be accelerated upon a Change in Control, but only with respect to contributions made after this Adoption Agreement is executed, unless the Plan Sponsor previously made such an election under Option 3(b)(3).

☐(2)Selected By Participant.  The date selected by the Participant in accordance with the following:

(A)

Participant’s Options.  The Participant may elect that his Benefit Commencement Date be based on:

☒(i)The later of his Normal Retirement Date or his ☐ Separation from Service (for reasons other than death) or ☒ six months following his Separation from Service (for reasons other than death).  [Select one]

☒(ii)☐ His Separation from Service (for reasons other than death), or ☒ six months following his Separation from Service (for reasons other than death).  [Select one]

☒(iii)A date certain stated clearly in his Deferred Compensation Election form which shall be without regard to when his employment with the Employer ends.

☒(iv)The earlier of a date certain or ☐ his Separation from Service (for reasons other than death) or ☒ six months following his Separation from Service (for reasons other than death).  [Select one]

☒(v)Change in Control. The Participant may elect to have payment accelerated upon a Change in Control.

(b)Form of Payment to ParticipantThe Employer Non-Elective Deferral Account shall be paid in a single lump

Paragraph 9.2 sum.  The form of payment to the Participant for all other benefits will be determined as follows: [Check one, and complete where applicable]

☐(1)Selected By Plan Sponsor.  The Plan Sponsor selects the following form of payment:  [Select one]

☐(A)Lump Sum.  Deferral Benefits will be paid to the Participant in a single, lump-sum payment.

☐(B)Periodic Installments.  Deferral Benefits will be paid to the Participant in annual periodic installment payments made over the following period:  [Select one]

☐(i)Five (5) years.

☐(ii)Ten (10) years.

☐(iii)Fifteen (15) years.

☐(iv)Twenty (20) years.

☒(2)Selected By Participant.  The Participant may elect from among the following forms of payment [Select options to be available to Participants]

☒(A)Lump Sum.  Deferral Benefits may be paid to the Participant in a single, lump-sum payment.

☒(B)Periodic Installments.  Deferral Benefits may be paid to the Participant in annual periodic installment payments made over the following periods:

☒(i)Five (5) years.

☒(ii)Ten (10) years.

☐(iii)Fifteen (15) years.

☐(iv)Twenty (20) years.

(c)Form of Payment to Beneficiary Any unpaid portion of the Employer Non-Elective Deferral Account shall be

Paragraph 9.2 paid in a single lump sum to the Beneficiary.  The form of payment to the

Beneficiary for all other unpaid benefits will be determined as follows:

[Check one, and complete where applicable]

☐(1)Selected By Plan Sponsor.  The Plan Sponsor selects the following form of payment to the Beneficiary:  [Select one]

☐(A)Lump Sum.  Deferral Benefits will be paid to the Beneficiary in a single, lump-sum payment.

☐(B)Periodic Installments.  Deferral Benefits will be paid to the Beneficiary in annual periodic installment payments made over the following period: [select one]

☐(i)Five (5) years.

☐(ii)Ten (10) years.

☐(iii)Fifteen (15) years.

☐(iv)Twenty (20) years.

☒(2)Selected By Participant.  The Participant may elect the form of payment to the Beneficiary from among the following forms of payment [Select options to be available to Participants]

☒(A)Lump Sum.  Deferral Benefits may be paid to the Beneficiary in a single, lump-sum payment.

☒(B)Periodic Installments.  Deferral Benefits may be paid to the Beneficiary in annual periodic installment payments made over the following periods:

☒(i)Five (5) years.

☒(ii)Ten (10) years.

☐(iii)Fifteen (15) years.

☐(iv)Twenty (20) years.

9.HARDSHIP WITHDRAWALS.

(a)Availability GenerallyA Participant [Check one]

Paragraph 10.1

☐(1)Not Permitted.  May not make Hardship Withdrawals.

☒(2)Permitted.  May make a Hardship Withdrawal for an Unforeseeable Emergency from the following accounts  [Check one or more]

☒(A)Employee Deferral Account.

☒(B)Employer Matching Deferral Account.

☐(C)Employer Non-Elective Deferral Account. ☐(D)Predecessor Plan Account.
10.PARTICIPANT DEEMED INVESTMENT DIRECTION.

(a)Availability GenerallyA Participant [Check one]

Paragraph 5.2

☐(1)Not Permitted.  May not make deemed investment directions.

☒(2)Permitted.  May make deemed investment directions for the following accounts  (“directable accounts”) [Check one or more]

☒(A)Employee Deferral Account.

☒(B)Employer Matching Deferral Account.

☒(C)Employer Non-Elective Deferral Account.

☐(D)Predecessor Plan Account.

(b)Permissible Investments Unless the Plan Sponsor elects a different option below, a Participant’s directable accounts may be invested in the investment funds which are designed to mirror the investment options available under the VBA Plan as adopted by the Plan Sponsor, to the extent legally practical, with alternate funds designated where collective investment funds may not be offered under a nonqualified plan.

☐(1)VBA Plan Plus Company Stock.  In addition to the funds available under the VBA Plan, a Company Stock Fund will also be available for directed investment.

☒(2)VBA Plan Without Company Stock.  Regardless of whether a Company Stock Fund is available under the VBA Plan, no Company Stock Fund will be available for directed investment.

☐(3)Company Stock Only. In lieu of the funds available under the VBA Plan, a Company Stock Fund will be the only fund available for directed investment.

IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this Adoption Agreement this 26 day of December, 2019.

C&F Financial Corporation
[Enter Name of Plan Sponsor]

By Jason E. Long

Its Secretary & CFO

[SEAL]

ATTEST:

Its

[Enter Name of Employer]

By

Its

[SEAL]

ATTEST:

Its

        [Enter Name of Employer]

By

Its

[SEAL]

ATTEST:

Its

ATTACHMENT TO

THE ADOPTION AGREEMENT FOR

C&F FINANCIAL CORPORATION

DEFERRED COMPENSATION PLAN

FOR EXECUTIVES

(As Restated Effective January 1, 2018)

Pursuant to authorization of the Board of Directors of C&F Financial Corporation, the following additions are made to the Adoption Agreement for the C&F Financial Corporation Deferred Compensation Plan for Executives, (formerly known as the VBA Executive’s Deferred Compensation Plan for C&F Financial Corporation, as restated effective January 1, 2018 in the form of the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives and as amended from time to time (the “Plan”):

1.  Types of Employer Contributions.  The Employer may make Employer Matching Contributions and three types of Employer Non-Elective Contributions – (1) “Excess Profit Sharing” Employer Non-Elective Contributions, (2) “Excess Cash Balance” Employer Non-Elective Contributions (effective for Plan Years beginning on or after January 1, 2009) and (3) “SERP” Employer Non-Elective Contributions.

2.  Designation as a Participant Eligible for Employer Contributions.  Eligibility of an Employee for participation in any or all of the Employer Contributions requires designation by the Board (or a committee thereof).

(a)Participants who may be entitled to an Employer Matching Contribution are sometimes referred to as Matching Participants for this purpose.

(b)Participants who may be entitled to an “Excess Profit Sharing” Employer Non-Elective Contribution are sometimes referred to as Excess Profit Sharing Participants for this purpose.

(c)Participants who may be entitled to an “Excess Cash Balance” Employer Non-Elective Contribution are sometimes referred to as Excess Cash Balance Participants for this purpose.

(d)Participants who may be entitled to a SERP Employer Non-Elective Contribution are sometimes referred to as SERP Participants for this purpose.

3.  Employer Matching Contributions.  Unless otherwise provided by the Board, each Employer shall make an Employer Matching Contribution for each Plan Year in an amount, subject to the limitations provided in the Plan, equal to the following percentage(s) of each Matching Participant's Deferral Contributions of Compensation as defined in Option 4(a)(2)(C) of the Adoption Agreement for such Plan Year:  100% of his Compensation as defined in Option 4(a)(2)(C) of the Adoption Agreement contributed to the this Plan and the 401(k) Plan (up to a maximum of 5% of such Compensation), provided however that the actual Employer Matching Contribution for a Plan Year for any Matching Participant shall not exceed the excess of (a) 5% of the Matching Participant's Compensation as defined in Option 4(a)(2)(C) of the Adoption Agreement for such Plan Year over (b) the maximum matching contribution that could be made for the Matching Participant under the 401(k) Plan assuming he contributes the maximum permitted amount to the 401(k) Plan (taking into account all 401(k) Plan limits on contributions and covered compensation thereunder).

Notwithstanding the introductory language to Options 8(a) and 8(b) of the Adoption Agreement and paragraphs 91.(a)(i) and 9.2(a) of the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives, the Employer Matching Account of a Matching Participant shall be paid at the same time and in the same form as the Employee Deferral for a Plan Year; provided; however, if no Participant election has been made with respect to such Accounts for a

Plan Year, the default time and form of payment shall be a lump sum payment, made six months and one day following Separation from Service for reasons other than death.

For purposes hereof, the “401(k) Plan” means the Virginia Bankers Association Defined Contribution Plan for Citizens and Farmers Bank as amended from time to time (or any successor thereto).

4.  Excess Profit Sharing Employer Non-Elective Contributions.  Unless otherwise provided by the Board, an “Excess Profit Sharing” Employer Non-Elective Contribution shall be made on behalf of an Excess Profit Sharing Participant who has Excess Compensation and who meets the accrual requirements to receive an allocation of the profit sharing contribution under the 401(k) Plan (as defined above) in an amount equal to the product obtained by multiplying (a) the 401(k) Plan profit sharing contribution rate (i.e., the actual profit sharing contribution to the 401(k) Plan expressed as a percentage of the covered compensation of 401(k) Plan participants entitled to a share of the profit sharing contribution) by (b) the Excess Profit Sharing Participant’s Excess Compensation.

For purposes hereof, the following terms have the following meanings:

(a)“Compensation Limit” has the same meaning assigned to it in the 401(k) Plan.

(b)“Excess Compensation” means Base Salary and Bonus in excess of the Compensation Limit (as defined in the 401(k) Plan and as applicable to the Plan Year in question).

5.  Excess Cash Balance Employer Non-Elective Contributions.  Effective as of and from January 1, 2009, unless otherwise provided by the Board, an “Excess Cash Balance” Employer Non-Elective Contribution shall be made for each Plan Year in which ends the plan year of the Cash Balance Plan (as defined below) on behalf of an Excess Cash Balance Participant who has Excess Compensation for such plan year and who meets the accrual requirements to receive Pay Credits (as defined in the Cash Balance Plan) under the Cash Balance Plan for such plan year in an amount equal to the product obtained by multiplying (a) the Excess Cash Balance Participant’s “Pay Credit” percentage under the Cash Balance Plan for such plan year by (b) the Excess Cash Balance Participant’s Excess Compensation for such plan year.

For purposes hereof, the following terms have the following meanings:

(a)“Compensation Limit” has the same meaning assigned to it in the Cash Balance Plan.

(b)“Excess Compensation” means the Excess Cash Balance Participant’s Compensation (as defined in the Cash Balance Plan) in excess of the Compensation Limit (as defined in the Cash Balance Plan and as applicable to the plan year in question).

For purposes hereof, the “Cash Balance Plan” means the Virginia Bankers Association Defined Benefit Plan for Citizens and Farmers Bank as amended from time to time (or any successor thereto).

The Company has participated in the Troubled Asset Relief Program Capital Purchase Program (“CPP”) created by the U.S. Department of the Treasury (the “Treasury Department”) pursuant to authority granted under the Emergency Economic Stabilization Act of 2008, as amended (the “EESA”); and the Company is required to comply with the requirements of Section 111(b) of the EESA, as amended from time to time, and the CPP with respect to the compensation, including certain  bonus accrual and payment prohibitions and limitations, of certain current and future employees of the Company (as determined for purposes of the EESA and the guidance and regulations issued by the Treasury Department with respect to the CPP (the “CPP Requirements”)), in accordance with the CPP Requirements.  Notwithstanding anything to the contrary in the foregoing, no “Excess Cash Balance” Employer Non-Elective Contribution shall be made for any portion of a plan year under the Cash Balance Plan for which an Excess Cash Balance Participant is subject to the bonus non-accrual CPP Requirement.  Where this limitation applies for part but not all of a plan year, Excess Compensation shall be assumed to be earned pro rata over the plan year with the result that an “Excess Cash Balance” Employer Non-Elective

Contribution may be accrued for the portion of the plan year for which the bonus non-accrual CPP Requirement is inapplicable.

6.  SERP Employer Non-Elective Contributions.  Effective as of and from January 1, 2000, unless otherwise provided by the Board, a “SERP” Employer Non-Elective Contribution shall be made on behalf of a Participant who is a SERP Participant in such amount, if any, as determined in writing by the Board at or prior to the time the contribution is made.

7.  Employer Non-Elective Deferral Account and Subaccounts Thereof.  The Employer Non-Elective Deferral Account shall be subdivided into three subaccounts:

(a)The Employer Deferral Account Profit Sharing subaccount to which shall be allocated Excess Profit Sharing Employer Non-Elective Contributions.

(b)The Employer Deferral Account Cash Balance subaccount to which shall be allocated Excess Cash Balance Employer Non-Elective Contributions.

(c)The Employer Deferral Account SERP subaccount to which shall be allocated SERP Employer Non-Elective Contributions.

8.  Vesting in and Payment of Employer Deferral Account Profit Sharing Subaccount.

(a)The Employer Deferral Account Profit Sharing subaccount of an Excess Profit Sharing Participant shall be vested in accordance with the selection in Option 6(A)(1)(A) of the Adoption Agreement.

(b)Notwithstanding the introductory language to Options 8(a) and 8(b) of the Adoption Agreement and paragraphs 91.(a)(i) and 9.2(a) of the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Executives, the Employer Deferral Account Profit Sharing subaccount of an Excess Profit Sharing Participant shall be paid at the same time and in the same form as the Employee Deferral for a Plan Year; provided; however, if no Participant election has been made with respect to such Accounts for a Plan Year, the default time and form of payment shall be a lump sum payment, made six months and one day following Separation from Service for reasons other than death.

9.  Vesting in and Payment of Employer Deferral Account Cash Balance Subaccount.

(a)The Employer Deferral Account Cash Balance subaccount of an Excess Cash Balance Participant shall be fully vested if, when and to the extent his accrued benefit under the Cash Balance Plan (as defined above) is vested.

(b)The Employer Deferral Account Cash Balance subaccount of an Excess Cash Balance Participant shall be paid at the same time and in the same form as his Employer Deferral Account Profit Sharing subaccount.  Notwithstanding anything to the contrary in the foregoing, no Employer Deferral Account Cash Balance subaccount balance shall be paid to an Excess Cash Balance Participant where and to the extent the bonus non-payment CPP requirement is applicable to Employer Deferral Account Cash Balance subaccount balance.

10.  Vesting in and Payment of Employer Deferral Account SERP Subaccount.

(a)Except as otherwise provided in item 10(b) of this Attachment to the Adoption Agreement for the Plan, the Employer Deferral Account SERP subaccount of a SERP Participant shall be fully vested upon the first to occur of the following while he is an Employee:

(i)His death.

(ii)His total disability (based on the standard applicable under the Employer’s long term disability program or, if none or if he is not a participant in that program, based on his entitlement to Social Security disability).

(iii)His retirement at or after age 65.

(iv)His early retirement with consent of the Board expressly providing for such vesting.

(v)A Change in Control.

(b)If other vesting provisions are provided by the Board or the Compensation Committee of the Board with respect to the Employer Deferral Account SERP subaccount of any SERP Participant no later than the date the first contribution by the Employer to the Participant’s Employer Deferral Account SERP subaccount is made (or at any time thereafter if such other vesting provision make vesting more favorable to the SERP Participant), vesting in the SERP Participant’s Employer Deferral Account SERP subaccount shall be determined as so provided by the Board or its Compensation Committee.

(c)Unless otherwise provided by the Board or the Compensation Committee of the Board with respect to the Employer Deferral Account SERP subaccount of any SERP Participant no later than the date the first contribution by the Employer to the Participant’s Employer Deferral Account SERP subaccount is made (or alternatively on a year by year basis before the beginning of the year in question), a SERP Participant’s Employer Deferral Account SERP subaccount shall be paid at the time and in the form as the SERP Participant’s Employer Deferral Account Profit Sharing subaccount.  Any such special payment provisions shall be in writing and shall provide for payment at a time and in a form permitted under the Plan.

IN WITNESS WHEREOF, C&F Financial Corporation, as the Plan Sponsor, has caused its name to be signed to this amended Attachment by its duly authorized officer as of the date noted below.

Dated: December 20, 2017   C&F Financial Corporation, Plan Sponsor

By: Jason E. Long

  Its CFO